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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 1998

                       SMURFIT-STONE CONTAINER CORPORATION
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                 (Exact Name of Registrant as Specified in its Charter)

           Delaware                      000-23876             43-1531401
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(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
        Incorporation)                                      Identification No.)

              Jefferson Smurfit Centre
              8182 Maryland Avenue
                St. Louis, Missouri                                 63105
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      (Address of Principal Executive Offices)                     (Zip Code)


                                 (314) 746-1100
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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     ITEM 5.        Other Events.

     On November 17, 1998, Smurfit-Stone Container Corporation (formerly named Jefferson Smurfit Corporation), a Delaware corporation (the "Company"), and Stone Container Corporation, a Delaware corporation ("Stone"), issued a joint press release stating that the stockholders of each company approved the merger (the "Merger") of JSC Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, with and into Stone.

     On November 18, 1998, the Company and Stone issued a joint press release announcing the completion of the Merger.

     Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

     ITEM 7.        Financial Statements, Pro Forma Financial Information and
                    Exhibits

(a)  Financial Statements of Business Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits

     Exhibit 99.1             Press Release dated November 17, 1998.

     Exhibit 99.2             Press Release dated November 18, 1998.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SMURFIT-STONE CONTAINER
                                  CORPORATION

Dated: November 18, 1998          By: /s/ Paul K. Kaufman
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                                       Name: Paul K. Kaufman
                                       Title:   Vice President and Controller


                                  EXHIBIT INDEX

                                                                   Sequential
 Exhibit No.                  Description                            Page No.
 ---------------             ---------------                       ----------
    99.1                  Press Release dated November 17, 1998.

    99.2                  Press Release dated November 18, 1998.